American AAdvantage Mileage Funds
                Supplement dated January 23, 1998
              to the Prospectus dated March 1, 1997

     Effective January 16, 1998, Brandywine Asset Management, Inc. ("Brandywine") was acquired, and became a wholly owned subsidiary of, Legg Mason, Inc. in an exchange of stock. Brandywine continues to serve as an investment adviser to the American AAdvantage Balanced Mileage Fund and the American AAdvantage Growth and Income Mileage Fund with the same investment personnel as it employed before the acquisition.